Exhibit 99.1

September 28, 2023
FOR IMMEDIATE RELEASE

BlackBerry Reports Second Quarter Fiscal Year 2024 Results
Beats non-GAAP earnings expectations
Second Quarter Fiscal 2024:
•Total company revenue of $132 million.
•IoT revenue of $49 million.
•Cybersecurity revenue of $79 million.
•Licensing & Other revenue of $4 million.
•Non-GAAP basic loss per share of $0.04 and GAAP basic loss per share of $0.07.
Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended August 31, 2023 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“Our IoT business continues to win new designs and add royalty backlog at a strong rate, illustrating how well-positioned this business is in the medium to long term. We expect a strong finish for IoT revenue this fiscal year, with the fourth quarter forecasted to be the strongest ever. Further, we are excited by the response from beta customers to our next generation QNX® Software Development Platform 8.0, and its potential to enable embedded Generative AI applications,” said John Chen, Executive Chair & CEO, BlackBerry. “We also expect a strong second half for revenue in our Cyber business, with a pipeline of deals that include large, mainly perpetual government opportunities that can deliver meaningful in-year revenue. Therefore, we are reiterating our full-year Cyber revenue outlook.”

Second Quarter Fiscal 2024 Financial Highlights
•Total company revenue was $132 million.
•Total company non-GAAP gross margin was 65% and GAAP gross margin was 64%.
•IoT revenue was $49 million, a 9% sequential increase; IoT gross margin was 84%, increasing by 400 basis points sequentially.
•Cybersecurity revenue was $79 million, with gross margin of 54%.
•Cybersecurity ARR was $279 million.
•Cybersecurity billings were $74 million.
•Licensing and Other revenue was $4 million.
•Non-GAAP operating loss was $28 million and GAAP operating loss was $47 million.
•Total cash, cash equivalents, short-term and long-term investments decreased by $59 million to $519 million.

Business Highlights & Strategic Announcements
•Foxconn-initiated group, Mobility in Harmony (MIH) consortium, selects safety-certified BlackBerry® QNX® and BlackBerry IVY® for its next-generation electric vehicle platform
•Mitsubishi Electric selects BlackBerry IVY to power its new automotive in-cabin system, FlexConnect.X, helping enhance road safety and enabling new customer experiences by leveraging IVY’s sensor insights
•BlackBerry IVY innovation fund invests in Israeli start-up, CorrActions, whose AI-powered application will leverage IVY sensor insights to detect potential driver awareness issues
•BlackBerry introduces major update to its patented Cylance® AI engine, further improving protection from zero-day threats
•CylanceENDPOINT™ receives Gartner Peer Insights, Customers’ Choice designation for Endpoint Protection Platforms, based on customer feedback, placing in the upper-right quadrant
•BlackBerry releases its latest Quarterly Global Threat Intelligence Report, highlighting that the company’s AI-driven cybersecurity solutions stopped 55,000 individual cyber-attacks between March and May 2023

BlackBerry also announced that Timothy Dattels has decided to resign from the BlackBerry Board of Directors, effective today.

Mr. Dattels joined the Board in 2012. He chaired a special committee of the Board through a review of strategic alternatives in 2013 and also served on the Audit and Risk Management Committee from 2013 to 2019.

Mr. Chen said, “We thank Tim for his longstanding contributions as BlackBerry transformed itself from a device-centric company to a Cybersecurity and IoT software and services company, and we wish him the best in his future endeavors.”

Mr. Dattels noted, “It’s been an honor to serve with my fellow directors and I remain supportive of the company and its strategic direction.”

Outlook
BlackBerry will discuss its outlook in connection with the quarterly earnings announcement further on its earnings conference call.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures and non-GAAP financial ratios used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed using the following link (here) or through the Company’s investor webpage (BlackBerry.com/Investors) or by dialing toll free +1 (877) 270-2148 and entering Elite Entry Number 6312676.

A replay of the conference call will be available at approximately 8:30 p.m. ET today using the same webcast link (here) or by dialing Canada toll free +1 (855) 669-9658 or US toll free +1 (877) 344-7529 and entering Replay Access Code 4522458.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 235M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, competition, BlackBerry’s expectations regarding its financial performance, and BlackBerry’s expectations regarding its ability to repay at maturity, or possibly refinance, its debentures. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s strategic review of its businesses, including risk related to BlackBerry’s ability to realize the benefits of any strategic alternatives being explored and risk that uncertainty relating to the review may adversely impact the Company’s business and relationships with its partners, customers and employees; a prolonged labour disruption involving North American auto workers; BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its potential CEO succession and staffing effectively; litigation against BlackBerry; BlackBerry’s dependence on its relationships with resellers and channel partners; acquisitions, divestitures and other business initiatives; the impact of the COVID-19 pandemic; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry being found to have infringed on the intellectual property rights of others; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; environmental, social and governance expectations and standards; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; regulations regarding health and safety, hazardous materials usage and conflict minerals; foreign operations, including fluctuations in foreign currencies; adverse economic, geopolitical and environmental conditions; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; and rising inflation.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and the company has no intention and undertakes no obligation to update or revise any of them, except as required by law.

###

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Six Months Ended
	August 31, 2023	May 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Revenue	$132	$373	$168	$505	$336
Cost of sales	47	194	62	241	126
Gross margin	85	179	106	264	210
Gross margin %	64.4%	48.0%	63.1%	52.3%	62.5%
Operating expenses
Research and development	50	54	54	104	107
Selling, marketing and administration	73	99	86	172	168
Amortization	14	15	25	29	52
Impairment of long-lived assets	1	—	4	1	4
Gain on sale of property, plant and equipment, net	—	—	(6)	—	(6)
Debentures fair value adjustment	(6)	22	(10)	16	(56)
Litigation settlement	—	—	—	—	165
	132	190	153	322	434
Operating loss	(47)	(11)	(47)	(58)	(224)
Investment income (loss), net	7	3	(2)	10	(3)
Loss before income taxes	(40)	(8)	(49)	(48)	(227)
Provision for income taxes	2	3	5	5	8
Net loss	$(42)	$(11)	$(54)	$(53)	$(235)
Loss per share
Basic	$(0.07)	$(0.02)	$(0.09)	$(0.09)	$(0.41)
Diluted	$(0.07)	$(0.02)	$(0.10)	$(0.09)	$(0.45)

Weighted-average number of common shares outstanding (000s)
Basic	583,524	582,812	577,314	583,171	577,097
Diluted	583,524	582,812	638,147	583,171	637,930
Total common shares outstanding (000s)	583,684	583,237	577,416	583,684	577,416

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	August 31, 2023	February 28, 2023
Assets
Current
Cash and cash equivalents	$415	$295
Short-term investments	41	131
Accounts receivable, net of allowance of $6 and $1, respectively	127	120
Other receivables	8	12
Income taxes receivable	5	3
Other current assets	49	182
	645	743
Restricted cash and cash equivalents	28	27
Long-term investments	35	34
Other long-term assets	62	8
Operating lease right-of-use assets, net	43	44
Property, plant and equipment, net	22	25
Goodwill	597	595
Intangible assets, net	181	203
	$1,613	$1,679
Liabilities
Current
Accounts payable	$18	$24
Accrued liabilities	117	143
Income taxes payable	21	20
Debentures	383	367
Deferred revenue, current	174	175
	713	729
Deferred revenue, non-current	21	40
Operating lease liabilities	49	52
Other long-term liabilities	1	1
	784	822
Shareholders’ equity
Capital stock and additional paid-in capital	2,931	2,909
Deficit	(2,081)	(2,028)
Accumulated other comprehensive loss	(21)	(24)
	829	857
	$1,613	$1,679

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Six Months Ended
	August 31, 2023	August 31, 2022
Cash flows from operating activities
Net loss	$(53)	$(235)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization	32	57
Stock-based compensation	20	15
Impairment of long-lived assets	1	4
Intellectual property disposed of by sale	147	—
Gain on sale of property, plant and equipment, net	—	(6)
Debentures fair value adjustment	16	(56)
Operating leases	(5)	(9)
Other	—	3
Net changes in working capital items
Accounts receivable, net of allowance	(7)	38
Other receivables	4	10
Income taxes receivable	(2)	—
Other assets	(61)	(1)
Accounts payable	(6)	(2)
Accrued liabilities	(24)	145
Income taxes payable	1	6
Deferred revenue	(20)	(35)
Net cash provided by (used in) operating activities	43	(66)
Cash flows from investing activities
Acquisition of long-term investments	(1)	(2)
Acquisition of property, plant and equipment	(3)	(4)
Proceeds on sale of property, plant and equipment	—	17
Acquisition of intangible assets	(10)	(16)
Acquisition of short-term investments	(92)	(273)
Proceeds on sale or maturity of short-term investments	182	395
Net cash provided by investing activities	76	117
Cash flows from financing activities
Issuance of common shares	2	3
Net cash provided by financing activities	2	3
Effect of foreign exchange loss on cash, cash equivalents, restricted cash, and restricted cash equivalents	—	(2)
Net increase in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	121	52
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	322	406
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$443	$458

As at	August 31, 2023	February 28, 2023
Cash and cash equivalents	$415	$295
Restricted cash and cash equivalents	28	27
Short-term investments	41	131
Long-term investments	35	34
	$519	$487

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following tables show information by operating segment for the three months ended August 31, 2023 and August 31, 2022. The Company reports segment information in accordance with U.S. GAAP Accounting Standards Codification Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker for making decisions and assessing performance of the Company’s reportable operating segments.

	For the Three Months Ended (in millions) (unaudited)
	Cybersecurity		IoT		Licensing and Other		Segment Totals
	August 31,		August 31,		August 31,		August 31,
	2023	2022	2023	2022	2023	2022	2023	2022
Segment revenue	$79	$111	$49	$51	$4	$6	$132	$168
Segment cost of sales	36	50	8	9	2	2	46	61
Segment gross margin	$43	$61	$41	$42	$2	$4	$86	$107
Segment gross margin %	54%	55%	84%	82%	50%	67%	65%	64%
The following table reconciles the Company’s segment results for the three months ended August 31, 2023 to consolidated U.S. GAAP results:

	For the Three Months Ended August 31, 2023
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$79	$49	$4	$132	$—	$132
Cost of sales	36	8	2	46	1	47
Gross margin (1)	$43	$41	$2	$86	$(1)	$85
Operating expenses					132	132
Investment income, net					(7)	(7)
Loss before income taxes						$(40)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended August 31, 2023.
The following tables reconcile the Company’s segment results for the three months ended August 31, 2022 to consolidated U.S. GAAP results:

	For the Three Months Ended August 31, 2022
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$111	$51	$6	$168	$—	$168
Cost of sales	50	9	2	61	1	62
Gross margin (1)	$61	$42	$4	$107	$(1)	$106
Operating expenses					153	153
Investment loss, net					2	2
Loss before income taxes						$(49)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended August 31, 2022.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP financial measures and non-GAAP ratios provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and is useful in helping management and readers understand the Company’s operating results and underlying operational trends.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted net income (loss), adjusted income (loss) per share, adjusted research and development expense, adjusted selling, marketing and administrative expense, adjusted amortization expense, adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage, adjusted EBITDA margin percentage and free cash flow (usage) and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended August 31, 2023 and August 31, 2022
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended August 31, 2023 and August 31, 2022 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2023	August 31, 2022
Gross margin	$85	$106
Stock compensation expense	1	1
Adjusted gross margin	$86	$107

Gross margin %	64.4%	63.1%
Stock compensation expense	0.8%	0.6%
Adjusted gross margin %	65.2%	63.7%
Reconciliation of U.S. GAAP operating expense for the three months ended August 31, 2023 and August 31, 2022 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2023	August 31, 2022
Operating expense	$132	$153
Restructuring charges	3	3
Stock compensation expense	10	5
Debentures fair value adjustment	(6)	(10)
Acquired intangibles amortization	10	22
LLA impairment charge	1	4
Adjusted operating expense	$114	$129

Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the three months ended August 31, 2023 and August 31, 2022 to adjusted net loss and adjusted basic loss per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	August 31, 2023		August 31, 2022
		Basic loss per share		Basic loss per share
Net loss	$(42)	$(0.07)	$(54)	$(0.09)
Restructuring charges	3		3
Stock compensation expense	11		6
Debentures fair value adjustment	(6)		(10)
Acquired intangibles amortization	10		22
LLA impairment charge	1		4
Adjusted net loss	$(23)	$(0.04)	$(29)	$(0.05)
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended August 31, 2023 and August 31, 2022 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2023	August 31, 2022
Research and development	$50	$54
Stock compensation expense	2	2
Adjusted research and development	$48	$52

Selling, marketing and administration	$73	$86
Restructuring charges	3	3
Stock compensation expense	8	3
Adjusted selling, marketing and administration	$62	$80

Amortization	$14	$25
Acquired intangibles amortization	10	22
Adjusted amortization	$4	$3

Adjusted operating loss, adjusted EBITDA, adjusted operating loss margin percentage and adjusted EBITDA margin percentage for the three months ended August 31, 2023 and August 31, 2022 are reflected in the table below.

For the Three Months Ended (in millions)	August 31, 2023	August 31, 2022
Operating loss	$(47)	$(47)
Non-GAAP adjustments to operating loss
Restructuring charges	3	3
Stock compensation expense	11	6
Debentures fair value adjustment	(6)	(10)
Acquired intangibles amortization	10	22
LLA impairment charge	1	4
Total non-GAAP adjustments to operating loss	19	25
Adjusted operating loss	(28)	(22)
Amortization	16	28
Acquired intangibles amortization	(10)	(22)
Adjusted EBITDA	$(22)	$(16)

Revenue	$132	$168
Adjusted operating loss margin % (1)	(21%)	(13%)
Adjusted EBITDA margin % (2)	(17%)	(10%)
______________________________
(1) Adjusted operating loss margin % is calculated by dividing adjusted operating loss by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the six months ended August 31, 2023 and August 31, 2022
A reconciliation of the most directly comparable U.S. GAAP financial measures for the six months ended August 31, 2023 and August 31, 2022 to adjusted financial measures is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2023	August 31, 2022
Gross margin	$264	$210
Stock compensation expense	2	2
Adjusted gross margin	$266	$212

Gross margin %	52.3%	62.5%
Stock compensation expense	0.4%	0.6%
Adjusted gross margin %	52.7%	63.1%
Reconciliation of U.S. GAAP operating expense for the six months ended August 31, 2023 and August 31, 2022 to adjusted operating expense is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2023	August 31, 2022
Operating expense	$322	$434
Restructuring charges	8	4
Stock compensation expense	18	11
Debentures fair value adjustment	16	(56)
Acquired intangibles amortization	20	45
LLA impairment charge	1	4
Litigation settlement	—	165
Adjusted operating expense	$259	$261
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the six months ended August 31, 2023 and August 31, 2022 to adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Six Months Ended (in millions, except per share amounts)	August 31, 2023		August 31, 2022
		Basic earnings (loss) per share		Basic loss per share
Net loss	$(53)	$(0.09)	$(235)	$(0.41)
Restructuring charges	8		4
Stock compensation expense	20		13
Debentures fair value adjustment	16		(56)
Acquired intangibles amortization	20		45
LLA impairment charge	1		4
Litigation settlement	—		165
Adjusted net income (loss)	$12	$0.02	$(60)	$(0.10)

Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the six months ended August 31, 2023 and August 31, 2022 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Six Months Ended (in millions)	August 31, 2023	August 31, 2022
Research and development	$104	$107
Stock compensation expense	4	4
Adjusted research and development	$100	$103

Selling, marketing and administration	$172	$168
Restructuring charges	8	4
Stock compensation expense	14	7
Adjusted selling, marketing and administration	$150	$157

Amortization	$29	$52
Acquired intangibles amortization	20	45
Adjusted amortization	$9	$7
Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the six months ended August 31, 2023 and August 31, 2022 are reflected in the table below.

For the Six Months Ended (in millions)	August 31, 2023	August 31, 2022
Operating loss	$(58)	$(224)
Non-GAAP adjustments to operating loss
Restructuring charges	8	4
Stock compensation expense	20	13
Debentures fair value adjustment	16	(56)
Acquired intangibles amortization	20	45
LLA impairment charge	1	4
Litigation settlement	—	165
Total non-GAAP adjustments to operating loss	65	175
Adjusted operating income (loss)	7	(49)
Amortization	32	57
Acquired intangibles amortization	(20)	(45)
Adjusted EBITDA	$19	$(37)

Revenue	$505	$336
Adjusted operating income (loss) margin % (1)	1%	(15%)
Adjusted EBITDA margin % (2)	4%	(11%)
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(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue.
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue.

The Company uses free cash flow (usage) when assessing its sources of liquidity, capital resources, and quality of earnings. The Company believes that free cash flow (usage) is helpful in understanding the Company’s capital requirements and provides an additional means to reflect the cash flow trends in the Company’s business.
Reconciliation of U.S. GAAP net cash flow used in operating activities for the three months ended August 31, 2023 and August 31, 2022 to free cash flow (usage) is reflected in the table below:

For the Three Months Ended (in millions)	August 31, 2023	August 31, 2022
Net cash used in operating activities	$(56)	$(23)
Acquisition of property, plant and equipment	(1)	(3)
Free cash flow (usage)	$(57)	$(26)
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimated future performance. Readers are cautioned that annual recurring revenue (“ARR”), dollar-based net retention rate (“DBNRR”), Cybersecurity total contract value (“TCV”) billings, and recurring revenue percentage do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	August 31, 2023
Cybersecurity Annual Recurring Revenue	$279
Cybersecurity Dollar-Based Net Retention Rate	81%
Cybersecurity Total Contract Value Billings	$74
Recurring Software Product Revenue	~ 90%